UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2010

ZORAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27246	94-2794449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 523-6500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2010, the Compensation Committee of the Board of Directors (the “Board”) of Zoran Corporation (the “Company”) approved the terms of the First Amendment (the “Amendment”) to the form of Agreement to Participate in the Zoran Corporation Executive Retention and Severance Plan, as amended through October 21, 2008 (the form of agreement and plan, collectively, the “Plan”). The Company and each of its executive officers signed the Amendment, and each executive officer’s Amendment became effective on December 31, 2010. The text of the existing Plan was filed as Exhibit 10.3 to the Company’s Form 10-K filed on February 26, 2009.

The Amendment revises the Plan to reflect guidance issued under Section 409A of the Internal Revenue Code (“Section 409”) by:

•

providing for a fixed payment date of sixty (60) days following an executive’s termination of employment for any severance benefits that become payable under the Plan, subject to the executive’s timely execution of a release of claims against the Company;

•	delaying settlement of restricted stock units that vest under the Plan, to the extent necessary to comply with Section 409A;

•	eliminating offsets under the Plan for any other severance benefits that an executive may become entitled to receive from the Company; and

•	providing a payment schedule for any reimbursements or in-kind benefits provided under the Plan, to the extent such reimbursements or in-kind benefits are subject to Section 409A.

The Amendment further revises the Plan to comply with certain nondiscrimination requirements under applicable law. The Amendment also clarifies the definition of “annual bonus” and revises the definition of “good reason.”

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the actual terms of the Amendment, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits

Number	Title

10.1	Form of First Amendment to the Agreement to Participate in the Zoran Corporation Executive Retention and Severance Plan, as Amended Through October 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORAN CORPORATION

Date: January 4, 2011	By:	/S/ KARL SCHNEIDER
	Name:	Karl Schneider
	Title:	Senior Vice President of Finance and Chief Financial Officer

Exhibit No.	Description

10.1	Form of First Amendment to the Agreement to Participate in the Zoran Corporation Executive Retention and Severance Plan, as Amended Through October 21, 2008